UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 9, 2011
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192

(State or other jurisdiction of	(Commission	(IRS employer
incorporation or organization)	File Number)	identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (972) 490-9600
Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On May 9, 2011, Ashford Hospitality Trust, Inc. (the “Company”) held an earnings conference call for its first quarter ended March 31, 2011. A copy of the related questions and answers is attached hereto as Exhibit 99.1. On May 8, 2011, the Company filed a Form 8-K that included the actual earnings release text and supplemental tables. On May 9, 2011, the Company filed a Form 8-K that included the transcript related to this earnings conference call.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
99.1	First Quarter 2011 Earnings Conference Call Q&A of the Company, dated May 9, 2011

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 10, 2011

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel